Exhibit 99.1

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
THIRD QUARTER 2021
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2021
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on October 15, 2021. We have reclassified certain prior period amounts to be consistent with the current period presentation, which we believe is more meaningful to readers of our consolidated financial statements. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, including residential mortgage, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located primarily in markets across the Mid-Atlantic, Midwest, Southeast and Southwest. PNC also has strategic international offices in four countries outside the U.S.

ACQUISITION OF BBVA USA BANCSHARES, INC.
On June 1, 2021, PNC acquired BBVA USA Bancshares Inc. (BBVA), a U.S. financial holding company conducting its business operations primarily through its U.S. banking subsidiary, BBVA USA. PNC paid $11.5 billion in cash as consideration for the acquisition, and added $82.2 billion of deposits and $60.5 billion of loans to PNC's Consolidated Balance Sheet as a result of the acquisition.

As of October 12, 2021, PNC has converted approximately 2.6 million customers, 9,000 employees and nearly 600 branches across seven states, merging BBVA USA into PNC Bank. PNC's third quarter earnings results reflect the full quarter benefit of BBVA's acquired business operations, and our second quarter results reflect BBVA business operations for the month of June 2021. PNC's balance sheets at both September 30, 2021 and June 30, 2021 include BBVA's balances. Our second quarter 2021 Form 10-Q included additional information on the June 1, 2021 acquisition of BBVA.

DISCONTINUED OPERATIONS
On May 15, 2020, PNC completed the sale of its 31.6 million shares of BlackRock, Inc., common and preferred stock through a registered secondary offering. In addition, BlackRock repurchased 2.65 million shares from PNC. The total proceeds from the sale were $14.2 billion in cash, net of $0.2 billion in expenses, and resulted in a gain on sale of $4.3 billion. Additionally, PNC contributed 500,000 BlackRock shares to the PNC Foundation on May 18, 2020. As a result, PNC has divested its entire holding in BlackRock. PNC and its affiliates only hold shares of BlackRock stock in a fiduciary capacity for clients of PNC and its affiliates. Activity for BlackRock for all periods presented on the Consolidated Income Statement have been reclassified to discontinued operations in accordance with Accounting Standard Codification (ASC) 205-20, Presentation of Financial Statements - Discontinued Operations.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions, except per share data	2021	2021	2021	2020	2020	2021	2020
Interest Income
Loans	$2,437	$2,160	$1,996	$2,074	$2,116	$6,593	$6,853
Investment securities	460	469	421	442	490	1,350	1,599
Other	78	72	66	60	70	216	279
Total interest income	2,975	2,701	2,483	2,576	2,676	8,159	8,731
Interest Expense
Deposits	29	30	40	53	74	99	590
Borrowed funds	90	90	95	99	118	275	619
Total interest expense	119	120	135	152	192	374	1,209
Net interest income	2,856	2,581	2,348	2,424	2,484	7,785	7,522
Noninterest Income
Asset management	248	239	226	221	215	713	615
Consumer services	496	457	384	387	390	1,337	1,097
Corporate services	842	688	555	650	479	2,085	1,517
Residential mortgage	147	103	105	99	137	355	505
Service charges on deposits	159	131	119	134	119	409	366
Other (b)	449	468	483	293	457	1,400	1,071
Total noninterest income	2,341	2,086	1,872	1,784	1,797	6,299	5,171
Total revenue	5,197	4,667	4,220	4,208	4,281	14,084	12,693
Provision For (Recapture of) Credit Losses	(203)	302	(551)	(254)	52	(452)	3,429
Noninterest Expense
Personnel	1,986	1,640	1,477	1,521	1,410	5,103	4,152
Occupancy	248	217	215	215	205	680	611
Equipment	355	326	293	296	292	974	880
Marketing	103	74	45	64	67	222	172
Other	895	793	544	612	557	2,232	1,774
Total noninterest expense	3,587	3,050	2,574	2,708	2,531	9,211	7,589
Income from continuing operations before income taxes and noncontrolling interests	1,813	1,315	2,197	1,754	1,698	5,325	1,675
Income taxes from continuing operations	323	212	371	298	166	906	128
Net income from continuing operations	1,490	1,103	1,826	1,456	1,532	4,419	1,547
Income from discontinued operations before taxes							5,777
Income taxes from discontinued operations							1,222
Net income from discontinued operations							4,555
Net income	1,490	1,103	1,826	1,456	1,532	4,419	6,102
Less: Net income attributable to noncontrolling interests	16	12	10	14	13	38	27
Preferred stock dividends (c)	57	48	57	48	63	162	181
Preferred stock discount accretion and redemptions	1	1	1	1	1	3	3
Net income attributable to common shareholders	$1,416	$1,042	$1,758	$1,393	$1,455	$4,216	$5,891
Earnings Per Common Share
Basic earnings from continuing operations	$3.31	$2.43	$4.11	$3.26	$3.40	$9.84	$3.11
Basic earnings from discontinued operations							10.61
Total basic earnings	$3.31	$2.43	$4.11	$3.26	$3.40	$9.84	$13.73
Diluted earnings from continuing operations	$3.30	$2.43	$4.10	$3.26	$3.39	$9.83	$3.11
Diluted earnings from discontinued operations							10.59
Total diluted earnings	$3.30	$2.43	$4.10	$3.26	$3.39	$9.83	$13.70
Average Common Shares Outstanding
Basic	426	427	426	425	426	426	427
Diluted	426	427	426	426	426	427	428
Efficiency	69%	65%	61%	64%	59%	65%	60%
Noninterest income to total revenue	45%	45%	44%	42%	42%	45%	41%
Effective tax rate from continuing operations (d)	17.8%	16.1%	16.9%	17.0%	9.8%	17.0%	7.6%
(a)Results reflect the BBVA acquisition beginning in the month of June 2021.
(b)Includes net gains on sales of securities of $15 million, $10 million, $25 million, $51 million and $32 million for the quarters ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively. Amounts for the nine months ended September 30, 2021 and 2020 were $50 million and $254 million, respectively.
(c)Dividends are payable quarterly other than Series R and Series S preferred stock, which are payable semiannually. On September 13, 2021, PNC issued 1,500,000 depositary shares of Series T preferred stock with a $1 par value. Beginning on December 15, dividends will be paid on the Series T on a quarterly basis (March 15, June 15, September 15 and December 15 of each year).
(d)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2
Table 2: Consolidated Balance Sheet (Unaudited) (a)

	September 30	June 30	March 31	December 31	September 30
In millions, except par value	2021	2021	2021	2020	2020
Assets
Cash and due from banks	$8,843	$8,724	$7,455	$7,017	$6,629
Interest-earning deposits with banks (b)	75,478	72,447	86,161	85,173	70,959
Loans held for sale (c)	2,121	2,227	1,967	1,597	1,787
Investment securities – available for sale	124,127	125,058	96,799	87,358	89,747
Investment securities – held to maturity	1,479	1,485	1,456	1,441	1,438
Loans (c)	290,230	294,704	237,013	241,928	249,279
Allowance for loan and lease losses	(5,355)	(5,730)	(4,714)	(5,361)	(5,751)
Net loans	284,875	288,974	232,299	236,567	243,528
Equity investments	7,737	7,521	6,386	6,052	4,938
Mortgage servicing rights	1,833	1,793	1,680	1,242	1,113
Goodwill	10,885	10,958	9,317	9,233	9,233
Other (c)	36,137	35,025	30,894	30,999	32,445
Total assets	$553,515	$554,212	$474,414	$466,679	$461,817
Liabilities
Deposits
Noninterest-bearing	$156,305	$154,190	$120,641	$112,637	$107,281
Interest-bearing	292,597	298,693	254,426	252,708	247,798
Total deposits	448,902	452,883	375,067	365,345	355,079
Borrowed funds
Federal Home Loan Bank borrowings			1,500	3,500	5,500
Bank notes and senior debt	22,993	24,408	22,139	24,271	26,839
Subordinated debt	7,074	7,120	6,241	6,403	6,465
Other (c)	3,404	3,285	3,150	3,021	3,306
Total borrowed funds	33,471	34,813	33,030	37,195	42,110
Allowance for unfunded lending related commitments	646	645	507	584	689
Accrued expenses and other liabilities	14,199	11,186	11,931	9,514	10,629
Total liabilities	497,218	499,527	420,535	412,638	408,507
Equity
Preferred stock (d)
Common stock - $5 par value
Authorized 800 shares, issued 543, 543, 543, 543, and 542 shares	2,713	2,713	2,713	2,713	2,712
Capital surplus	17,453	15,928	15,879	15,884	15,836
Retained earnings	49,541	48,663	48,113	46,848	45,947
Accumulated other comprehensive income	1,079	1,463	1,290	2,770	2,997
Common stock held in treasury at cost:120, 118, 118, 119, and 118 shares	(14,527)	(14,140)	(14,146)	(14,205)	(14,216)
Total shareholders’ equity	56,259	54,627	53,849	54,010	53,276
Noncontrolling interests	38	58	30	31	34
Total equity	56,297	54,685	53,879	54,041	53,310
Total liabilities and equity	$553,515	$554,212	$474,414	$466,679	$461,817
(a)BBVA balances are included at September 30, 2021 and June 30, 2021.
(b)Amounts include balances held with the Federal Reserve Bank of $75.1 billion, $71.9 billion, $85.8 billion, $84.9 billion and $70.6 billion as of September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, respectively.
(c)Amounts include assets and liabilities for which PNC has elected the fair value option. Our second quarter 2021 Form 10-Q included, and our third quarter 2021 Form 10-Q will include, additional information regarding these items.
(d)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a) (b)
	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions	2021	2021	2021	2020	2020	2021	2020
Assets
Interest-earning assets:
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	$63,163	$56,042	$45,298	$48,036	$52,215	$54,900	$51,453
Non-agency	1,051	1,142	1,236	1,337	1,437	1,142	1,527
Commercial mortgage-backed	6,134	6,465	6,241	6,568	6,927	6,280	6,964
Asset-backed	5,608	5,855	5,304	5,017	5,033	5,590	5,115
U.S. Treasury and government agencies	38,149	32,419	22,309	18,783	18,724	31,017	16,714
Other	4,994	5,107	4,561	4,561	4,723	4,889	4,567
Total securities available for sale	119,099	107,030	84,949	84,302	89,059	103,818	86,340
Securities held to maturity
Asset-backed							24
U.S. Treasury and government agencies	807	802	797	793	788	802	783
Other	680	671	650	650	655	667	648
Total securities held to maturity	1,487	1,473	1,447	1,443	1,443	1,469	1,455
Total investment securities	120,586	108,503	86,396	85,745	90,502	105,287	87,795
Loans
Commercial and industrial	152,964	137,892	129,996	134,944	139,795	140,368	140,701
Commercial real estate	37,054	31,611	28,598	28,991	29,081	32,452	28,689
Equipment lease financing	6,300	6,332	6,332	6,380	6,771	6,321	6,958
Consumer	57,533	52,575	50,904	52,872	54,692	53,695	56,279
Residential real estate	37,475	27,197	22,305	22,638	22,753	29,048	22,292
Total loans	291,326	255,607	238,135	245,825	253,092	261,884	254,919
Interest-earning deposits with banks (c)	80,274	78,522	85,410	76,374	60,327	81,383	37,582
Other interest-earning assets	9,113	8,079	7,829	8,134	9,752	8,345	10,028
Total interest-earning assets	501,299	450,711	417,770	416,078	413,673	456,899	390,324
Noninterest-earning assets	57,943	53,718	50,450	48,901	48,466	54,065	53,705
Total assets	$559,242	$504,429	$468,220	$464,979	$462,139	$510,964	$444,029
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$82,911	$64,990	$59,083	$62,621	$63,598	$69,105	$59,426
Demand	106,588	99,091	91,619	88,026	87,226	99,154	80,371
Savings	89,679	87,307	82,926	79,430	77,479	86,662	74,279
Time deposits	19,293	18,048	18,449	19,448	20,248	18,577	21,084
Total interest-bearing deposits	298,471	269,436	252,077	249,525	248,551	273,498	235,160
Borrowed funds
Federal Home Loan Bank borrowings		265	2,411	4,761	7,196	883	11,051
Bank notes and senior debt	22,573	22,620	22,799	24,022	25,858	22,663	28,040
Subordinated debt	6,787	6,218	5,929	5,936	5,936	6,315	5,935
Other	4,992	5,046	4,057	3,433	4,354	4,701	6,199
Total borrowed funds	34,352	34,149	35,196	38,152	43,344	34,562	51,225
Total interest-bearing liabilities	332,823	303,585	287,273	287,677	291,895	308,060	286,385
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	155,948	132,283	113,299	109,878	101,931	133,999	90,078
Accrued expenses and other liabilities	15,332	14,755	14,258	14,348	15,341	14,787	16,251
Equity	55,139	53,806	53,390	53,076	52,972	54,118	51,315
Total liabilities and equity	$559,242	$504,429	$468,220	$464,979	$462,139	$510,964	$444,029

(a)Calculated using average daily balances.
(b)Results reflect the BBVA acquisition beginning in the month of June 2021.
(c)Amounts include average balances held with the Federal Reserve Bank of Cleveland of $80.1 billion, $78.3 billion, $85.2 billion, $76.1 billion and $60.0 billion for the three months ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020, and $81.1 billion and $37.3 billion for the nine months ended September 30, 2021 and September 30, 2020, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited) (a)
	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
	2021	2021	2021	2020	2020	2021	2020
Average yields/rates (b)
Yield on interest-earning assets
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	1.41%	1.61%	1.72%	1.81%	2.03%	1.56%	2.31%
Non-agency	8.07%	7.85%	7.24%	7.15%	7.26%	7.70%	7.43%
Commercial mortgage-backed	2.34%	2.49%	2.58%	2.66%	2.50%	2.47%	2.68%
Asset-backed	1.50%	2.07%	1.84%	2.04%	2.44%	1.80%	2.70%
U.S. Treasury and government agencies	1.18%	1.30%	1.68%	1.77%	1.64%	1.34%	1.88%
Other	2.90%	3.00%	3.28%	3.45%	3.39%	3.05%	3.51%
Total securities available for sale	1.51%	1.73%	1.95%	2.05%	2.16%	1.70%	2.43%
Securities held to maturity
Asset-backed							2.66%
U.S. Treasury and government agencies	2.88%	2.86%	2.83%	2.88%	2.86%	2.86%	2.85%
Other	4.33%	3.67%	4.17%	4.20%	4.20%	4.05%	4.32%
Total securities held to maturity	3.54%	3.23%	3.43%	3.47%	3.47%	3.40%	3.50%
Total investment securities	1.54%	1.75%	1.97%	2.08%	2.18%	1.73%	2.45%
Loans
Commercial and industrial	2.80%	2.89%	2.91%	2.87%	2.82%	2.87%	3.07%
Commercial real estate	3.17%	2.92%	2.80%	2.63%	2.65%	2.98%	3.03%
Equipment lease financing	3.83%	3.76%	3.90%	3.90%	3.80%	3.83%	3.85%
Consumer	4.85%	4.82%	4.78%	4.74%	4.69%	4.82%	4.98%
Residential real estate	3.15%	3.50%	3.53%	3.69%	3.74%	3.35%	3.85%
Total loans	3.32%	3.38%	3.38%	3.35%	3.32%	3.36%	3.58%
Interest-earning deposits with banks	0.16%	0.11%	0.10%	0.10%	0.10%	0.12%	0.28%
Other interest-earning assets	2.03%	2.46%	2.34%	1.99%	2.23%	2.27%	2.64%
Total yield on interest-earning assets	2.36%	2.40%	2.40%	2.46%	2.57%	2.38%	2.98%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	0.03%	0.03%	0.03%	0.05%	0.07%	0.03%	0.29%
Demand	0.03%	0.03%	0.04%	0.04%	0.05%	0.03%	0.17%
Savings	0.04%	0.05%	0.06%	0.08%	0.11%	0.05%	0.39%
Time deposits	0.12%	0.20%	0.32%	0.41%	0.58%	0.21%	0.91%
Total interest-bearing deposits	0.04%	0.05%	0.06%	0.08%	0.12%	0.05%	0.34%
Borrowed funds
Federal Home Loan Bank borrowings		0.35%	0.43%	0.40%	0.47%	0.42%	1.16%
Bank notes and senior debt	0.97%	0.98%	1.04%	1.00%	1.08%	1.00%	1.72%
Subordinated debt	1.28%	1.35%	1.43%	1.38%	1.51%	1.35%	2.05%
Other	0.93%	0.97%	1.21%	1.39%	1.31%	1.02%	1.33%
Total borrowed funds	1.03%	1.04%	1.09%	1.02%	1.06%	1.05%	1.59%
Total rate on interest-bearing liabilities	0.14%	0.16%	0.19%	0.21%	0.26%	0.16%	0.56%
Interest rate spread	2.22%	2.24%	2.21%	2.25%	2.31%	2.22%	2.42%
Benefit from use of noninterest bearing sources (c)	0.05%	0.05%	0.06%	0.07%	0.08%	0.06%	0.15%
Net interest margin	2.27%	2.29%	2.27%	2.32%	2.39%	2.28%	2.57%

(a)Results reflect the BBVA acquisition beginning in the month of June 2021.
(b)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended September 30, 2021, June 30, 2021, March 31, 2021, December 31, 2020 and September 30, 2020 were $22 million, $15 million, $15 million, $17 million and $17 million, respectively. The taxable-equivalent adjustments to net interest income for the nine months ended September 30, 2021 and September 30, 2020 were $52 million and $58 million, respectively.
(c)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5

Table 5: Per Share Related Information (Unaudited)
	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions, except per share data	2021	2021	2021	2020	2020	2021	2020
Basic
Net income from continuing operations	$1,490	$1,103	$1,826	$1,456	$1,532	$4,419	$1,547
Less:
Net income attributable to noncontrolling interests	16	12	10	14	13	38	27
Preferred stock dividends	57	48	57	48	63	162	181
Preferred stock discount accretion and redemptions	1	1	1	1	1	3	3
Net income from continuing operations attributable to common shareholders	1,416	1,042	1,758	1,393	1,455	4,216	1,336
Less: Dividends and undistributed earnings allocated to nonvested restricted shares	8	5	8	6	8	21	7
Net income from continuing operations attributable to basic common shareholders	$1,408	$1,037	$1,750	$1,387	$1,447	$4,195	$1,329
Net income from discontinued operations attributable to common shareholders							$4,555
Less: Undistributed earnings allocated to nonvested restricted shares							22
Net income from discontinued operations attributable to basic common shareholders							$4,533
Basic weighted-average common shares outstanding	426	427	426	425	426	426	427
Basic earnings per common share from continuing operations (a)	$3.31	$2.43	$4.11	$3.26	$3.40	$9.84	$3.11
Basic earnings per common share from discontinued operations (a)							$10.61
Basic earnings per common share	$3.31	$2.43	$4.11	$3.26	$3.40	$9.84	$13.73
Diluted
Net income from continuing operations attributable to diluted common shareholder	$1,408	$1,037	$1,750	$1,387	$1,447	$4,195	$1,329
Net income from discontinued operations attributable to basic common shareholders							$4,533
Less: Impact of earnings per share dilution from discontinued operations							2
Net income from discontinued operations attributable to diluted common shareholders							$4,531
Basic weighted-average common shares outstanding	426	427	426	425	426	426	427
Dilutive potential common shares				1		1	1
Diluted weighted-average common shares outstanding	426	427	426	426	426	427	428
Diluted earnings per common share from continuing operations (a)	$3.30	$2.43	$4.10	$3.26	$3.39	$9.83	$3.11
Diluted earnings per common share from discontinued operations (a)							$10.59
Diluted earnings per common share	$3.30	$2.43	$4.10	$3.26	$3.39	$9.83	$13.70

(a)Dividends are payable quarterly other than Series R and Series S preferred stock, which are payable semiannually. On September 13, 2021, PNC issued 1,500,000 depositary shares of Series T preferred stock with a $1 par value. Beginning on December 15, dividends will be paid on the Series T on a quarterly basis (March 15, June 15, September 15 and December 15 of each year).

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Table 6: Details of Loans (Unaudited)

	September 30	June 30	March 31	December 31	September 30
In millions	2021 (a)	2021 (a)	2021	2020	2020
Commercial
Commercial and industrial	$152,735	$155,300	$129,798	$132,073	$137,187
Commercial real estate	36,195	37,964	28,319	28,716	29,028
Equipment lease financing	6,257	6,376	6,389	6,414	6,479
Total commercial	195,187	199,640	164,506	167,203	172,694
Consumer
Residential real estate	38,214	36,846	22,418	22,560	22,886
Home equity	24,479	25,174	23,493	24,088	24,539
Automobile	17,265	17,551	13,584	14,218	14,977
Credit card	6,466	6,528	5,675	6,215	6,303
Education	2,653	2,726	2,842	2,946	3,051
Other consumer	5,966	6,239	4,495	4,698	4,829
Total consumer	95,043	95,064	72,507	74,725	76,585
Total loans	$290,230	$294,704	$237,013	$241,928	$249,279
(a)Includes $55.6 billion of loans at September 30, 2021, $34.7 billion in the commercial portfolio and $20.9 billion in the consumer portfolio, attributable to BBVA. Comparable amounts at June 30, 2021 totaled $60.5 billion, with $38.5 billion and $22.0 billion in the commercial and consumer portfolios, respectively. Our second quarter 2021 Form 10-Q included additional information on the June 1, 2021 acquisition of BBVA.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited)

Table 7: Change in Allowance for Loan and Lease Losses

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions	2021	2021	2021	2020	2020	2021	2020
Allowance for loan and lease losses
Beginning balance	$5,730	$4,714	$5,361	$5,751	$5,928	$5,361	$2,742
Adoption of ASU 2016-03 (a)							463
Acquisition PCD reserves	(59)	1,115				1,056
Gross charge-offs:
Commercial and industrial	(46)	(245)	(59)	(133)	(59)	(350)	(249)
Commercial real estate	(1)	(28)	(5)	(1)	(1)	(34)	(1)
Equipment lease financing	(3)	(1)	(5)	(4)	(4)	(9)	(19)
Residential real estate	(4)	(3)	(4)	(6)	(2)	(11)	(4)
Home equity	(2)	(7)	(7)	(11)	(12)	(16)	(31)
Automobile	(33)	(35)	(52)	(55)	(57)	(120)	(210)
Credit card	(62)	(65)	(69)	(72)	(74)	(196)	(228)
Education	(3)	(3)	(5)	(3)	(3)	(11)	(13)
Other consumer	(52)	(41)	(37)	(42)	(35)	(130)	(110)
Total gross charge-offs	(206)	(428)	(243)	(327)	(247)	(877)	(865)
Recoveries:
Commercial and industrial	25	29	14	23	21	68	52
Commercial real estate	2	2	1	3	2	5	6
Equipment lease financing	2	3	3	3	3	8	7
Residential real estate	9	6	5	4	4	20	12
Home equity	25	21	17	17	15	63	44
Automobile	38	41	38	33	31	117	95
Credit card	13	11	12	9	9	36	26
Education	2	2	2	2	2	6	6
Other consumer	9	7	5	4	5	21	14
Total recoveries	125	122	97	98	92	344	262
Net (charge-offs) / recoveries:
Commercial and industrial	(21)	(216)	(45)	(110)	(38)	(282)	(197)
Commercial real estate	1	(26)	(4)	2	1	(29)	5
Equipment lease financing	(1)	2	(2)	(1)	(1)	(1)	(12)
Residential real estate	5	3	1	(2)	2	9	8
Home equity	23	14	10	6	3	47	13
Automobile	5	6	(14)	(22)	(26)	(3)	(115)
Credit card	(49)	(54)	(57)	(63)	(65)	(160)	(202)
Education	(1)	(1)	(3)	(1)	(1)	(5)	(7)
Other consumer	(43)	(34)	(32)	(38)	(30)	(109)	(96)
Total net (charge-offs) (b)	(81)	(306)	(146)	(229)	(155)	(533)	(603)
Provision for (recapture of) credit losses (c)	(229)	206	(502)	(164)	(23)	(525)	3,149
Other	(6)	1	1	3	1	(4)
Ending balance	$5,355	$5,730	$4,714	$5,361	$5,751	$5,355	$5,751
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(21)	$(240)	$(51)	$(109)	$(38)	$(312)	$(204)
Consumer net charge-offs	(60)	(66)	(95)	(120)	(117)	(221)	(399)
Total net charge-offs (b)	$(81)	$(306)	$(146)	$(229)	$(155)	$(533)	$(603)
Net charge-offs to average loans (annualized)	0.11%	0.48%	0.25%	0.37%	0.24%	0.27%	0.32%
Commercial	0.04%	0.55%	0.13%	0.25%	0.09%	0.23%	0.15%
Consumer	0.25%	0.33%	0.53%	0.63%	0.60%	0.36%	0.68%
(a)    Represents the impact of adopting ASU 2016-13, Financial Instruments - Credit Losses on January 1, 2020, and our transition from an incurred loss methodology for our reserves to an expected credit loss methodology. Our 2020 Form 10-K included additional information related to our adoption of the CECL standard.
(b) Amounts for the three months ended June 30, 2021 included $248 million attributable to BBVA, primarily related to commercial industrial loans, which were largely the result of required purchase accounting treatment for the BBVA acquisition on June 1, 2021.
(c)    See Table 8 for the components of the Provision for (recapture of) credit losses being reported on the Consolidated Income Statement.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Allowance for Credit Losses (Unaudited) (Continued)

Table 8: Components of the Provision for (Recapture of) Credit Losses

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions	2021	2021 (a)	2021	2020	2020	2021 (a)	2020
Provision for (recapture of) credit losses
Loans and leases	$(229)	$206	$(502)	$(164)	$(23)	(525)	$3,149
Unfunded lending related commitments	1	92	(77)	(105)	27	16	192
Investment securities	25		26	11	39	51	69
Other financial assets		4	2	4	9	6	19
Total provision for (recapture of) credit losses	$(203)	$302	$(551)	$(254)	$52	$(452)	$3,429
(a)     Amounts include $1.0 billion of provision for credit losses that was recorded as part of the BBVA acquisition on June 1, 2021.

Table 9: Allowance for Credit Losses by Loan Class (a)

	September 30, 2021			June 30, 2021			September 30, 2020
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$2,173	$152,735	1.42%	$2,282	$155,300	1.47%	$2,735	$137,187	1.99%
Commercial real estate	1,312	36,195	3.62%	1,404	37,964	3.70%	630	29,028	2.17%
Equipment lease financing	118	6,257	1.89%	126	6,376	1.98%	163	6,479	2.52%
Total commercial	3,603	195,187	1.85%	3,812	199,640	1.91%	3,528	172,694	2.04%
Consumer
Residential real estate	42	38,214	0.11%	63	36,846	0.17%	28	22,886	0.12%
Home equity	167	24,479	0.68%	188	25,174	0.75%	349	24,539	1.42%
Automobile	365	17,265	2.11%	421	17,551	2.40%	404	14,977	2.70%
Credit card	701	6,466	10.84%	711	6,528	10.89%	891	6,303	14.14%
Education	81	2,653	3.05%	98	2,726	3.60%	136	3,051	4.46%
Other consumer	396	5,966	6.64%	437	6,239	7.00%	415	4,829	8.59%
Total consumer	1,752	95,043	1.84%	1,918	95,064	2.02%	2,223	76,585	2.90%
Total	5,355	$290,230	1.85%	5,730	$294,704	1.94%	5,751	$249,279	2.31%
Allowance for unfunded lending related commitments	646			645			689
Allowance for credit losses	$6,001			$6,375			$6,440

Supplemental Information
Allowance for credit losses to total loans			2.07%			2.16%			2.58%
Commercial			2.12%			2.18%			2.38%
Consumer			1.96%			2.14%			3.04%

(a)     Excludes allowances for investment securities and other financial assets, which together totaled $162 million, $138 million and $98 million at September 30, 2021, June 30, 2021 and September 30, 2020, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Details of Nonperforming Assets (Unaudited)

Table 10: Nonperforming Assets by Type

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2021 (a)	2021 (a)	2021	2020	2020
Nonperforming loans, including TDRs
Commercial
Commercial and industrial
Service providers	$220	$206	$79	$90	$69
Manufacturing	62	65	55	81	80
Retail/wholesale trade	59	71	66	61	90
Health care	56	71	19	20	20
Real estate related (b)	49	78	48	95	140
Transportation and warehousing	21	18	18	20	14
Other industries	362	421	227	299	264
Total commercial and industrial	829	930	512	666	677
Commercial real estate	365	501	221	224	217
Equipment lease financing	10	15	16	33	21
Total commercial	1,204	1,446	749	923	915
Consumer (c)
Residential real estate	533	503	541	528	339
Home equity	592	626	656	645	639
Automobile	184	191	178	175	171
Credit card	7	7	7	8	13
Other consumer	8	6	7	7	8
Total consumer	1,324	1,333	1,389	1,363	1,170
Total nonperforming loans (d)	2,528	2,779	2,138	2,286	2,085
OREO and foreclosed assets	31	39	41	51	67
Total nonperforming assets	$2,559	$2,818	$2,179	$2,337	$2,152
Nonperforming loans to total loans	0.87%	0.94%	0.90%	0.94%	0.84%
Nonperforming assets to total loans, OREO and foreclosed assets	0.88%	0.96%	0.92%	0.97%	0.86%
Nonperforming assets to total assets	0.46%	0.51%	0.46%	0.50%	0.47%
Allowance for loan and lease losses to nonperforming loans	212%	206%	220%	235%	276%
(a)Includes $715 million of nonperforming assets at September 30, 2021, $666 million in the commercial portfolio, $41 million in the consumer portfolio and $8 million of OREO and foreclosed assets, attributable to BBVA. Comparable amounts at June 30, 2021 totaled $880 million, $847 million, $24 million and $9 million, respectively. Our second quarter 2021 Form 10-Q included additional information on the June 1, 2021 acquisition of BBVA.
(b)Represents loans related to customers in the real estate and construction industries.
(c)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(d)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.

Table 11: Change in Nonperforming Assets

	July 1, 2021 -	April 1, 2021 -	January 1, 2021 -	October 1, 2020 -	July 1, 2020 -
In millions	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Beginning balance	$2,818	$2,179	$2,337	$2,152	$1,955
New nonperforming assets	365	207	249	586	512
Charge-offs and valuation adjustments	(71)	(61)	(70)	(97)	(75)
Principal activity, including paydowns and payoffs	(333)	(264)	(186)	(185)	(175)
Asset sales and transfers to loans held for sale	(30)	(15)	(86)	(14)	(20)
Returned to performing status	(190)	(108)	(65)	(105)	(45)
Acquired nonperforming assets (a)		880
Ending balance	$2,559	$2,818	$2,179	$2,337	$2,152
(a)Represents nonperforming assets acquired as a part of the BBVA acquisition on June 1, 2021 and includes $871 million of loans and $9 million of OREO and foreclosed assets. Our second quarter 2021 Form 10-Q included additional information on the BBVA acquisition.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Accruing Loans Past Due (Unaudited)

Pursuant to the interagency guidance issued in April 2020 and in connection with the credit reporting rules from the U.S. Coronavirus Aid, Relief and Economic Security Act (CARES Act), the delinquency status of loans modified due to COVID-19 related hardships are reported for all periods presented in alignment with the rules set forth for banks to report delinquency status to the credit agencies. These rules require that COVID-19 related loan modifications be reported as follows:
•if current at the time of modification, the loan remains current throughout the modification period,
•if delinquent at the time of modification and the borrower was not made current as part of the modification, the loan maintains its reported as delinquent status during the modification period, or
•if delinquent at the time of modification and the borrower was made current as part of the modification or became current during the modification period, the loan is reported as current.
As a result, certain loans modified due to COVID-19 related hardships are not being reported as past due for the periods presented based on the contractual terms of the loan, even where borrowers may not be making payments on their loans during the modification period. Our second quarter 2021 Form 10-Q included, and our third quarter 2021 Form 10-Q will include, additional information on COVID-19 related loan modifications.

Table 12: Accruing Loans Past Due 30 to 59 Days (a)

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2021 (b)	2021 (b)	2021	2020	2020
Commercial
Commercial and industrial	$97	$72	$80	$106	$56
Commercial real estate	68	5	12	6	6
Equipment lease financing	5	3	21	31	7
Total commercial	170	80	113	143	69
Consumer
Residential real estate
Non government insured	128	124	61	89	99
Government insured	81	88	101	92	89
Home equity	45	44	43	50	48
Automobile	114	98	76	134	116
Credit card	42	37	31	43	44
Education
Non government insured	5	5	6	5	6
Government insured	40	41	43	50	51
Other consumer	34	31	11	14	17
Total consumer	489	468	372	477	470
Total	$659	$548	$485	$620	$539
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.23%	0.19%	0.20%	0.26%	0.22%
Commercial	0.09%	0.04%	0.07%	0.09%	0.04%
Consumer	0.51%	0.49%	0.51%	0.64%	0.61%
(a)Excludes loans held for sale.
(b)Includes $220 million of accruing loans 30-59 days past due at September 30, 2021, $98 million in the commercial portfolio and $122 million in the consumer portfolio, attributable to BBVA. Comparable amounts at June 30, 2021 were $141 million, $30 million and $111 million, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Accruing Loans Past Due (Unaudited) (Continued)

Table 13: Accruing Loans Past Due 60 to 89 Days (a)

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2021 (b)	2021 (b)	2021	2020	2020
Commercial
Commercial and industrial	$50	$27	$13	$26	$37
Commercial real estate	2	3	1	1	6
Equipment lease financing	4	4	1	5	4
Total commercial	56	34	15	32	47
Consumer
Residential real estate
Non government insured	35	30	13	16	22
Government insured	45	52	60	62	58
Home equity	18	17	20	21	22
Automobile	23	20	19	34	32
Credit card	27	24	24	30	33
Education
Non government insured	3	2	3	2	2
Government insured	23	20	22	27	24
Other consumer	15	16	6	10	11
Total consumer	189	181	167	202	204
Total	$245	$215	$182	$234	$251
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.08%	0.07%	0.08%	0.10%	0.10%
Commercial	0.03%	0.02%	0.01%	0.02%	0.03%
Consumer	0.20%	0.19%	0.23%	0.27%	0.27%
(a)Excludes loans held for sale.
(b)Includes $80 million of accruing loans 60-89 days past due at September 30, 2021, $26 million in the commercial portfolio and $54 million in the consumer portfolio, attributable to BBVA. Comparable amounts at June 30, 2021 were $56 million, $10 million and $46 million, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12
Accruing Loans Past Due (Unaudited) (Continued)

Table 14: Accruing Loans Past Due 90 Days or More (a)

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2021 (b)	2021 (b)	2021	2020	2020
Commercial
Commercial and industrial	$56	$45	$63	$30	$36
Commercial real estate	11	2
Total commercial	67	47	63	30	36
Consumer
Residential real estate
Non government insured	28	40	17	27	28
Government insured	268	297	258	292	241
Automobile	4	3	6	12	12
Credit card	53	59	52	60	60
Education
Non government insured	1	1	2	2	1
Government insured	60	66	74	75	62
Other consumer	11	14	7	11	8
Total consumer	425	480	416	479	412
Total	$492	$527	$479	$509	$448
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.17%	0.18%	0.20%	0.21%	0.18%
Commercial	0.03%	0.02%	0.04%	0.02%	0.02%
Consumer	0.45%	0.50%	0.57%	0.64%	0.54%
Total accruing loans past due	$1,396	$1,290	$1,146	$1,363	$1,238
Commercial	$293	$161	$191	$205	$152
Consumer	$1,103	$1,129	$955	$1,158	$1,086
Total accruing loans past due to total loans	0.48%	0.44%	0.48%	0.56%	0.50%
Commercial	0.15%	0.08%	0.12%	0.12%	0.09%
Consumer	1.16%	1.19%	1.32%	1.55%	1.42%
(a)Excludes loans held for sale.
(b)Includes $72 million of accruing loans 90 days or more past due at September 30, 2021, $6 million in the commercial portfolio and $66 million in the consumer portfolio, attributable to BBVA. Comparable amounts at June 30, 2021 were $94 million, $7 million and $87 million, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers. Our customers are serviced through our branch network, ATMs, call centers, online banking and mobile channels. The branch network is located primarily in markets across the Mid-Atlantic, Midwest, Southeast and Southwest. Our national expansion strategy is designed to grow customers with digitally-led banking and a thin branch network in markets outside of our existing retail branch network. Deposit products include checking, savings and money market accounts and certificates of deposit. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management, and capital markets-related products and services to mid-sized and large corporations, and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides payables, receivables, deposit and account services, liquidity and investments, and online and mobile banking products and services to our clients. Capital markets-related products and services include foreign exchange, derivatives, fixed income, securities underwriting, loan syndications, mergers and acquisitions advisory and equity capital markets advisory related services. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides private banking for high net worth and ultra high net worth clients and institutional asset management. The Asset Management group is comprised of two distinct operating units:
•PNC Private Bank provides products and services to emerging affluent, high net worth and ultra high net worth individuals and their families including investment and retirement planning, customized investment management, credit and cash management solutions, and trust management and administration. In addition, multi-generational family planning services are also provided to ultra high net worth individuals and families which include estate, financial, tax, fiduciary and customized performance reporting through PNC Private Bank Hawthorn.
•Institutional Asset Management provides outsourced chief investment officer, custody, private real estate, cash and fixed income client solutions, and retirement plan fiduciary investment services to institutional clients including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

Table 15: Period End Employees

	September 30	June 30	March 31	December 31	September 30
	2021	2021	2021	2020	2020
Full-time employees
Retail Banking	33,188	33,471	27,690	27,621	27,808
Other full-time employees	25,442	25,512	22,281	21,928	21,997
Total full-time employees	58,630	58,983	49,971	49,549	49,805
Part-time employees
Retail Banking	1,616	1,821	1,697	1,611	1,593
Other part-time employees	94	431	101	97	104
Total part-time employees	1,710	2,252	1,798	1,708	1,697
Total	60,340	61,235	51,769	51,257	51,502

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Table 16: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions	2021	2021	2021	2020	2020	2021	2020
Income
Retail Banking	$447	$232	$607	$336	$530	$1,286	$508
Corporate & Institutional Banking	1,123	809	1,058	992	670	2,990	682
Asset Management Group	114	87	99	82	91	300	173
Other	(210)	(37)	52	32	228	(195)	157
Net income from continuing operations excluding noncontrolling interest	$1,474	$1,091	$1,816	$1,442	$1,519	$4,381	$1,520

Revenue
Retail Banking	$2,375	$2,203	$2,016	$1,853	$2,056	$6,594	$6,275
Corporate & Institutional Banking	2,306	1,959	1,808	1,913	1,748	6,073	5,198
Asset Management Group	397	356	322	316	310	1,075	895
Other	119	149	74	126	167	342	325
Total revenue	$5,197	$4,667	$4,220	$4,208	$4,281	$14,084	$12,693

(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.

Our third quarter 2021 business segment results reflect the full quarter benefit of BBVA's business operations, and our second quarter 2021 results reflect the impact of BBVA business operations for the month of June. Period end information presented includes BBVA's balances at both September 30, 2021 and June 30, 2021. Until the conversion of bank systems and branches on October 12, 2021, PNC Bank and BBVA customers were served through their respective PNC Bank and BBVA USA branches, websites and mobile apps, financial advisors and relationship managers. Upon conversion, there will be changes in the segmentation of BBVA USA customers as we integrate data to PNC applications, finalize the review of customer relationships and better align customers with PNC's products and services. These changes will be reflected in fourth quarter reporting.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Table 17: Retail Banking (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions	2021	2021	2021	2020	2020	2021	2020
Income Statement
Net interest income	$1,713	$1,497	$1,362	$1,380	$1,383	$4,572	$4,229
Noninterest income	662	706	654	473	673	2,022	2,046
Total revenue	2,375	2,203	2,016	1,853	2,056	6,594	6,275
Provision for (recapture of) credit losses	(113)	214	(257)	(81)	(157)	(156)	1,049
Noninterest expense	1,889	1,677	1,476	1,482	1,512	5,042	4,537
Pretax earnings	599	312	797	452	701	1,708	689
Income taxes	140	73	183	105	162	396	161
Noncontrolling interest	12	7	7	11	9	26	20
Earnings	$447	$232	$607	$336	$530	$1,286	$508
Average Balance Sheet
Loans held for sale	$1,583	$1,405	$891	$672	$700	$1,296	$769
Loans
Consumer
Residential real estate	$30,702	$21,653	$17,468	$18,042	$18,435	$23,323	$18,215
Home equity	23,047	22,080	21,833	22,366	22,647	22,324	22,723
Automobile	17,377	14,888	13,890	14,536	15,573	15,398	16,449
Credit card	6,484	5,900	5,819	6,218	6,408	6,070	6,767
Education	2,712	2,812	2,938	3,027	3,119	2,820	3,226
Other consumer	2,892	2,175	1,898	2,086	2,262	2,326	2,417
Total consumer	83,214	69,508	63,846	66,275	68,444	72,261	69,797
Commercial	15,895	14,796	13,743	13,391	13,356	14,819	12,298
Total loans	$99,109	$84,304	$77,589	$79,666	$81,800	$87,080	$82,095
Total assets	$117,394	$100,948	$92,891	$94,303	$98,731	$103,820	$98,764
Deposits
Noninterest-bearing demand	$65,985	$54,260	$44,845	$43,818	$43,752	$55,107	$38,390
Interest-bearing demand	62,414	59,329	54,269	50,702	49,274	58,700	46,501
Money market	40,471	29,998	24,198	24,112	23,816	31,639	23,210
Savings	81,950	79,518	75,180	72,041	70,236	78,907	67,000
Certificates of deposit	11,171	10,101	9,742	10,156	10,852	10,321	11,579
Total deposits	$261,991	$233,206	$208,234	$200,829	$197,930	$234,674	$186,680
Performance Ratios
Return on average assets	1.51%	0.92%	2.65%	1.41%	2.13%	1.66%	0.69%
Noninterest income to total revenue	28%	32%	32%	26%	33%	31%	33%
Efficiency	80%	76%	73%	80%	74%	76%	72%
(a)See note (a) on page 14.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Retail Banking (Unaudited) (Continued)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions, except as noted	2021	2021	2021	2020	2020	2021	2020
Supplemental Noninterest Income Information
Consumer services	$470	$435	$368	$369	$371	$1,273	$1,058
Residential mortgage	$147	$103	$105	$99	$137	$355	$505
Service charges on deposits	$158	$129	$119	$133	$118	$406	$364
Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (a)
Serviced portfolio balance (b)	$139	$145	$117	$121	$119
Serviced portfolio acquisitions	$2	$33	$7	$12	$8	$42	$21
MSR asset value (b)	$1.1	$1.1	$1.0	$0.7	$0.6
MSR capitalization value (in basis points) (b)	81	77	83	56	50
Servicing income: (in millions)
Servicing fees, net (c)	$18	$(3)	$5	$13	$25	$20	$105
Mortgage servicing rights valuation, net of economic hedge	$24	$24	$14	$(1)	$17	$62	$138
Residential mortgage loan statistics
Loan origination volume (in billions)	$7.4	$6.5	$4.3	$3.7	$4.0	$18.2	$11.4
Loan sale margin percentage	3.01%	2.67%	3.28%	3.75%	3.62%	2.95%	3.51%
Percentage of originations represented by:
Purchase volume (d)	47%	48%	34%	45%	44%	45%	38%
Refinance volume	53%	52%	66%	55%	56%	55%	62%
Other Information (b)
Customer-related statistics (average) (e)
Non-teller deposit transactions (f)	66%	65%	66%	66%	67%	66%	63%
Digital consumer customers (g)	80%	80%	79%	77%	75%	80%	73%
Credit-related statistics
Nonperforming assets	$1,220	$1,245	$1,229	$1,211	$1,077
Net charge-offs - loans and leases	$82	$79	$108	$136	$125	$269	$433
Other statistics
ATMs	9,572	9,636	8,874	8,900	9,058
Branches (h)	2,712	2,724	2,137	2,162	2,207
Brokerage account client assets (in billions) (i)	$76	$83	$61	$59	$55

(a)Represents mortgage loan servicing balances for third parties and the related income.
(b)Presented as of period end, except for average customer-related statistics and net charge-offs, which are both shown for the three and nine months ended.
(c)Servicing fees net of impact of decrease in MSR value due to passage of time, including the impact from both regularly scheduled loan payments, prepayments, and loans that were paid down or paid off during the period.
(d)Mortgages with borrowers as part of residential real estate purchase transactions.
(e)Represents PNC legacy only, statistics will be refreshed to include BBVA activity in fourth quarter reporting after the conversion of bank systems and branches is completed.
(f)Percentage of total consumer and business banking deposit transactions processed at an ATM or through our mobile banking application.
(g)Represents consumer checking relationships that process the majority of their transactions through non-teller channels.
(h)Excludes stand-alone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(i)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Table 18: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions	2021	2021	2021	2020	2020	2021	2020
Income Statement
Net interest income	$1,250	$1,092	$1,001	$994	$1,025	$3,343	$3,055
Noninterest income	1,056	867	807	919	723	2,730	2,143
Total revenue	2,306	1,959	1,808	1,913	1,748	6,073	5,198
Provision for (recapture of) credit losses	(99)	104	(282)	(166)	211	(277)	2,254
Noninterest expense	980	813	711	801	663	2,504	2,055
Pretax earnings	1,425	1,042	1,379	1,278	874	3,846	889
Income taxes	299	229	318	282	201	846	201
Noncontrolling interest	3	4	3	4	3	10	6
Earnings	$1,123	$809	$1,058	$992	$670	$2,990	$682
Average Balance Sheet
Loans held for sale	$541	$564	$691	$1,039	$904	$598	$669
Loans
Commercial
Commercial and industrial	$134,128	$121,232	$114,944	$120,297	$125,187	$123,505	$127,149
Commercial real estate	35,368	30,118	27,182	27,509	27,511	30,919	27,070
Equipment lease financing	6,300	6,332	6,332	6,381	6,772	6,321	6,957
Total commercial	175,796	157,682	148,458	154,187	159,470	160,745	161,176
Consumer	20	13	9	10	11	14	9
Total loans	$175,816	$157,695	$148,467	$154,197	$159,481	$160,759	$161,185
Total assets	$202,268	$181,770	$170,531	$177,792	$183,266	$184,964	$185,001
Deposits
Noninterest-bearing demand	$85,869	$75,570	$66,666	$64,334	$56,433	$76,105	$50,104
Interest-bearing demand	33,817	30,156	28,118	28,793	29,730	30,718	26,182
Money market	36,115	31,788	33,182	36,705	38,015	33,706	34,373
Other	7,315	7,499	8,368	8,928	8,956	7,723	8,789
Total deposits	$163,116	$145,013	$136,334	$138,760	$133,134	$148,252	$119,448
Performance Ratios
Return on average assets	2.20%	1.79%	2.52%	2.21%	1.45%	2.16%	0.49%
Noninterest income to total revenue	46%	44%	45%	48%	41%	45%	41%
Efficiency	42%	42%	39%	42%	38%	41%	40%
Other Information
Consolidated revenue from:
Treasury Management (b)	$592	$523	$494	$472	$452	$1,609	$1,412
Capital Markets (b)	$577	$432	$403	$530	$345	$1,412	$1,077
Commercial mortgage banking activities:
Commercial mortgage loans held for sale (c)	$44	$29	$30	$45	$46	$103	$117
Commercial mortgage loan servicing income (d)	88	66	90	82	76	244	212
Commercial mortgage servicing rights valuation, net of economic hedge (e)	14	33	17	14	16	64	58
Total	$146	$128	$137	$141	$138	$411	$387
MSR asset value (f)	$703	$682	$702	$569	$515
Average loans by C&IB business
Corporate Banking	$85,208	$77,645	$74,459	$76,664	$81,617	$78,975	$83,762
Real Estate	47,335	41,188	38,395	41,427	40,592	42,313	40,030
Business Credit	25,540	22,965	21,552	21,337	21,845	23,367	23,009
Commercial Banking	13,458	12,513	10,807	11,375	11,770	12,435	10,093
Other	4,275	3,384	3,254	3,394	3,657	3,669	4,291
Total average loans	$175,816	$157,695	$148,467	$154,197	$159,481	$160,759	$161,185
Credit-related statistics
Nonperforming assets (f)	$1,061	$1,274	$658	$827	$832
Net charge-offs - loans and leases	$13	$233	$44	$99	$32	$290	$181

(a)See note (a) on page 14.
(b)Amounts are reported in net interest income and noninterest income.
(c)Represents other noninterest income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, originations fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(d)Represents net interest income and noninterest income (primarily in corporate service fees) from loan servicing net of reduction in commercial mortgage servicing rights due to amortization expense and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(e)Amounts are reported in corporate service fees.
(f)Presented as of period end.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18
Table 19: Asset Management Group (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions, except as noted	2021	2021	2021	2020	2020	2021	2020
Income Statement
Net interest income	$141	$112	$93	$91	$89	$346	$266
Noninterest income	256	244	229	225	221	729	629
Total revenue	397	356	322	316	310	1,075	895
Provision for (recapture of) credit losses	(6)	23	(9)	(2)	(19)	8	23
Noninterest expense	255	219	202	211	211	676	647
Pretax earnings	148	114	129	107	118	391	225
Income taxes	34	27	30	25	27	91	52
Earnings	$114	$87	$99	$82	$91	$300	$173
Average Balance Sheet
Loans
Consumer
Residential real estate	$5,727	$4,439	$3,635	$3,326	$2,976	$4,608	$2,667
Other consumer	4,544	4,190	4,008	4,077	4,065	4,249	4,031
Total consumer	10,271	8,629	7,643	7,403	7,041	8,857	6,698
Commercial	2,693	1,415	756	774	810	1,629	849
Total loans	$12,964	$10,044	$8,399	$8,177	$7,851	$10,486	$7,547
Total assets	$13,805	$10,640	$8,873	$8,615	$8,361	$11,124	$8,041
Deposits
Noninterest-bearing demand	$4,332	$2,537	$1,754	$1,689	$1,692	$2,884	$1,528
Interest-bearing demand	10,200	9,477	9,104	8,404	8,101	9,597	7,566
Money market	6,193	3,066	1,520	1,606	1,542	3,610	1,616
Savings	7,729	7,789	7,747	7,388	7,243	7,755	7,279
Other	862	562	454	482	554	628	707
Total deposits	$29,316	$23,431	$20,579	$19,569	$19,132	$24,474	$18,696
Performance Ratios
Return on average assets	3.28%	3.28%	4.52%	3.78%	4.32%	3.61%	2.88%
Noninterest income to total revenue	64%	69%	71%	71%	71%	68%	70%
Efficiency	64%	62%	63%	67%	68%	63%	72%
Other Information
Nonperforming assets (b)	$80	$85	$68	$66	$39
Net charge-offs (recoveries) - loans and leases	$(1)	$2		$1	$1	$1
Brokerage account client assets (in billions) (b)	$5	$5
Client Assets Under Administration (in billions) (b) (c)
Discretionary client assets under management	$183	$183	$173	$170	$158
Nondiscretionary client assets under administration	170	172	161	154	142
Total	$353	$355	$334	$324	$300
Discretionary client assets under management
Personal	$117	$119	$110	$108	$99
Institutional	66	64	63	62	59
Total	$183	$183	$173	$170	$158
(a)See note (a) on page 14.
(b)As of period end.
(c)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 19
Glossary of Terms

2019 Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Adjusted average total assets - Primarily consisted of total average quarterly (or annual) assets plus/less unrealized losses (gains) on investment securities, less goodwill and certain other intangible assets (net of eligible deferred taxes).

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis - Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity Tier 1 (CET1) capital (Tailoring Rules) - Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio - Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital - Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio - Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital - Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio - Basel III Total capital divided by period-end risk-weighted assets (as applicable).

BBVA – BBVA USA Bancshares, Inc.

BBVA, S.A. – Banco Bilbao Vizcaya Argentaria, S.A.

BBVA USA – BBVA USA, the Alabama-chartered bank subsidiary of BBVA USA Bancshares, Inc.

BlackRock – BlackRock, Inc.

Charge-off - Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity - Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment - Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans - Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “Special Mention,” “Substandard” or “Doubtful.”

Current Expected Credit Loss (CECL) - Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 20
Discretionary client assets under management - Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets - Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration - A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency - Noninterest expense divided by total revenue.

Fair value - The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income - Refers to the following categories within Noninterest income: Asset management; Consumer services; Corporate services; Residential mortgage; and Service charges on deposits.

FICO score - A credit bureau-based industry standard score created by Fair Isaac Co. which predicts the likelihood of borrower default. We use FICO scores both in underwriting and assessing credit risk in our consumer lending portfolio. Lower FICO scores indicate likely higher risk of default, while higher FICO scores indicate likely lower risk of default. FICO scores are updated on a periodic basis.

GAAP - Accounting principles generally accepted in the United States of America.

Leverage ratio - Basel III Tier 1 capital divided by average quarterly adjusted total assets.

Nondiscretionary client assets under administration - Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets - Nonperforming assets include nonperforming loans, OREO and foreclosed assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans - Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable, including TDRs which have not returned to performing status. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage - The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets - Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Purchased credit deteriorated assets (PCD) - Acquired loans or debt securities that, at acquisition, are determined to have experienced a more-than-insignificant deterioration in credit quality since origination or issuance.

Risk-weighted assets - Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights - Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio - Basel III Tier 1 capital divided by Supplementary leverage exposure.

Taxable-equivalent interest income - The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of yields and margins for all interest-earning assets, we use interest income on a taxable-equivalent basis in calculating average yields and net interest margins by increasing the interest income earned on tax-exempt assets to make it fully equivalent to

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 21
interest income earned on other taxable investments. This adjustment is not permitted under GAAP on the Consolidated Income Statement.

Troubled debt restructuring (TDR) - A loan whose terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulties.

Unfunded lending related commitments - Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.

Yield curve - A graph showing the relationship between the yields on financial instruments or market indices of the same credit quality with different maturities. For example, a “normal” or “positive” yield curve exists when long-term bonds have higher yields than short-term bonds. A “flat” yield curve exists when yields are the same for short-term and long-term bonds. A “steep” yield curve exists when yields on long-term bonds are significantly higher than on short-term bonds. An “inverted” or “negative” yield curve exists when short-term bonds have higher yields than long-term bonds.